SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------

                   Deutsche Enhanced Commodity Strategy Fund




Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2010.


SONALI KAPOOR, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2015.

RICK SMITH, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.




               Please Retain This Supplement for Future Reference





February 16, 2017
PROSTKR-781

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